EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2011
EARNINGS PER SHARE [Text Block]
NOTE 9	(LOSSES) EARNINGS PER SHARE

Basic (losses) earnings per share are computed by dividing income available to stockholders by the weighted average number of shares outstanding during the period. Diluted (losses) earnings per share is computed similar to basic (losses) earnings per share except that the denominator is increased to include the number of additional shares that would have been outstanding if the potential shares had been issued and if the additional shares were diluted. For the three and nine months period ended September 30, 2011, all 48,000 outstanding warrants have been excluded from the calculation of diluted (losses) earnings per share since their effect was anti-dilutive. For the three and nine months ended September 30, 2010, there were no potentially dilutive securities.